UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)	June 22, 2005

Berkshire Income Realty, Inc
(Exact name of Registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code		(617) 523-7722

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 22, 2005, the operating partnership of the Registrant, Berkshire Income Realty – OP, L.P., through its subsidiary, McNab KC 3 Limited Partnership, consummated the disposition of 100% of the fee simple interest of Windward Lakes Apartments (“Windward Lakes”), a 276 unit multifamily apartment community located in Pompano, Florida, to Bay Pompano Beach, LLC (the “Buyer”). The Buyer is an unaffiliated third party. The sale price was $34,725,000, and was subject to normal operating pro rations and adjustments as provided for in the purchase and sale agreement.

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information under Article 11 of Regulation S-X for the disposition of Windward Lakes:

1.	Unaudited Pro Forma Consolidated Balance Sheet of Berkshire Income Realty, Inc. as of March 31, 2005.
2.	Unaudited Pro Forma Consolidated Statement of Operations of Berkshire Income Realty, Inc. for the three months ended March 31, 2005 and for the year ended December 31, 2004.
3.	Notes to the Unaudited Pro Forma Consolidated Financial Statements of Berkshire Income Realty, Inc.

(c)	Exhibits.

Exhibit 10.1	Purchase and Sale Agreement between McNab KC 3 Limited Partnership and Bay Pompano Beach, LLC dated May 26, 2005. *
*Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the Securities and
Exchange Commission on May 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Income Realty, Inc.

Date: June 28, 2005	/s/ Christopher M. Nichols
Name: Christopher M. Nichols
Title: Chief Accounting Officer

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Introduction to Unaudited Pro Forma Consolidated Financial Statements

On June 22, 2005, the operating partnership of the Registrant, Berkshire Income Realty – OP, L.P., through its subsidiary, McNab KC 3 Limited Partnership, consummated the disposition of 100% of the fee simple interest of Windward Lakes Apartments (“Windward Lakes”), a 276 unit multifamily apartment community located in Pompano, Florida, to Bay Pompano Beach, LLC (the “Buyer”). The Buyer is an unaffiliated third party. The sale price was $34,725,000, and was subject to normal operating pro rations and adjustments as provided for in the purchase and sale agreement.

The Registrant received the proceeds from the sale of the multifamily apartment community in cash. A portion of the proceeds was used to payoff the outstanding mortgage debt on the property. The payoff of the mortgage debt was subject to a prepayment penalty in the amount of $918,774 as provided for in the multifamily mortgage agreement in place with the lender at the time of sale. The net proceeds from the transaction are being held in a “1031 exchange account” by a qualified intermediary institution in anticipation of the completion of a Section 1031 tax deferred exchange under the Internal Revenue Code of 1986, as amended.

The following unaudited pro forma consolidated financial statements give effect to the sale by the Registrant of 100% of the fee simple interest of Windward Lakes. The unaudited pro forma consolidated balance sheet as of March 31, 2005 presents the financial position of the Registrant as if the sale of Windward Lakes, which occurred subsequent to March 31, 2005, had occurred on March 31, 2005. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2005 and for the year ended December 31, 2004 reflect the results of operations of the Registrant as if the sale of Windward Lakes had been completed as of January 1, 2004.

These unaudited pro forma consolidated financial statements do not represent the Registrant’s financial condition or results of operations for any future date or period. Actual future results could be materially different from these pro forma results. The unaudited pro forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements of the Registrant and the related management’s discussion and analysis of financial condition and results of operations included in our Form 10-K for the year ended December 31, 2004.

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2005

(unaudited)

	Berkshire Income Realty, Inc.	Windward Lakes (a)	Notes	Pro Forma
ASSETS
Multifamily apartment communities, net of accumulated depreciation of $118,364,261	$ 321,068,452	$ (9,443,745)		$ 311,624,707
Cash and cash equivalents	15,534,239	20,083,227	(b)	35,617,466
Cash restricted for tenant security deposits	1,335,481	-		1,335,481
Replacement reserve escrow	2,171,603	-		2,171,603
Prepaid expenses and other assets	6,560,872	-		6,560,872
Investment in Mortgage Funds	7,072,009	-		7,072,009
Investment in Multifamily Venture	2,231,326	-		2,231,326
Acquired in place leases and tenant relationships, net of accumulated amortization of $2,785,245	2,245,902	-		2,245,902
Deferred expenses, net of accumulated amortization of $412,254	2,718,702	(206,769)		2,511,933

Total assets	$ 360,938,586	$ 10,432,713		$ 371,371,299

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$ 313,747,869	$ (13,169,132)		$ 300,578,737
Due to affiliates	1,737,228	-		1,737,228
Dividends and distributions payable	837,607	-		837,607
Accrued expenses and other liabilities	5,194,267	(120,190)		5,074,077
Tenant security deposits	1,723,910	(73,470)		1,650,440

Total liabilities	323,240,881	(13,362,792)		309,878,089

Commitments and contingencies	-	-		-

Minority interest in properties	7,926,151	-		7,926,151

Stockholders’ equity:
Series A 9% Cumulative Redeemable Preferred Stock, no par value, $25 stated value, 5,000,000 shares authorized, 2,978,110 shares issued and outstanding at March 31, 2005	70,210,830	-		70,210,830
Class A common stock, $.01 par value, 5,000,000 shares authorized; 0 shares issued and outstanding at March 31, 2005	-	-		-
Class B common stock, $.01 par value, 5,000,000 shares authorized; 1,283,313 shares issued and outstanding at March 31, 2005	12,833	-		12,833
Excess stock, $.01 par value, 15,000,000 shares authorized; 0 shares issued and outstanding at March 31, 2005	-	-		-
Accumulated deficit	(40,452,109)	23,795,505		(16,656,604)

Total stockholders’ equity	29,771,554	23,795,505		53,567,059

Total liabilities and stockholders’ equity	$ 360,938,586	$ 10,432,713		$ 371,371,299

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2005

(unaudited)

	Berkshire Income Realty, Inc.	Windward Lakes (d)	Notes	Pro Forma
Revenue:
Rental	$ 13,692,514	$ (741,315)		$ 12,951,199
Interest	105,554	(1,628)		103,926
Utility reimbursement	214,698	(14,060)		200,638
Other	503,394	(64,079)		439,315
Total revenue	14,516,160	(821,082)		13,695,078

Expenses:
Operating	3,756,976	(159,630)		3,597,346
Maintenance	913,011	(55,290)		857,721
Real estate taxes	1,624,609	(111,075)		1,513,534
General and administrative	867,662	(17,195)		850,467
Management fees	975,218	(50,740)	(c)	924,478
Depreciation	4,410,419	(228,026)		4,182,393
Interest	3,938,656	(175,072)		3,763,584
Amortization of acquired in-place leases and tenant relationships	1,062,817	-		1,062,817

Total expenses	17,549,368	(797,028)		16,752,340

Loss before minority interest in properties, equity in loss of Multifamily Venture, equity in income of Mortgage Funds and minority common interest in Operating Partnership	(3,033,208)	(24,054)		(3,057,262)

Minority interest in properties	201,914	-		201,914
Equity in loss of Multifamily Venture	(43,174)	-		(43,174)
Equity in income of Mortgage Funds	1,086,039	-		1,086,039
Net income (loss)	(1,788,429)	$ (24,054)		(1,812,483)
Preferred dividend	(1,675,200)			(1,675,200)
Net loss available to common shareholders	$ (3,463,629)			$ (3,487,683)
Loss per common share, basic and diluted	$(2.70)			$(2.72)
Weighted average number of common shares outstanding	1,283,313			1,283,313

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(unaudited)

	Berkshire Income Realty, Inc.	Combined Properties (d)	Notes	Pro Forma
Revenue:
Rental	$ 37,611,830	$ (2,737,834)		$ 34,873,996
Interest	832,414	(1,610)		830,804
Utility reimbursement	527,782	(40,519)		487,263
Other	1,547,636	(198,254)		1,349,382
Total revenue	40,519,662	(2,978,217)		37,541,445

Expenses:
Operating	10,121,750	(743,149)		9,378,601
Maintenance	2,970,566	(228,447)		2,742,119
Real estate taxes	4,616,759	(425,000)		4,191,759
General and administrative	1,671,982	(75,989)		1,595,993
Management fees	2,733,767	(195,675)	(c)	2,538,092
Depreciation	11,628,272	(805,016)		10,823,256
Loss on extinguishment of debt	1,059,143	-		1,059,143
Interest	11,202,364	(718,109)		10,484,255
Loss on sale of securities	163,630	-		163,630
Amortization of acquired in-place leases and tenant relationships	1,603,612	-		1,603,612

Total expenses	47,771,845	(3,191,385)		44,580,460

Loss before minority interest in properties, equity in loss of Multifamily Venture, Equity in income of Mortgage Funds and minority common interest in Operating Partnership	(7,252,183)	213,168		(7,039,015)

Minority interest in properties	(2,932,572)	-		(2,932,572)
Equity in loss of Multifamily Venture	(276,085)	-		(276,085)
Equity in income of Mortgage Funds	3,392,585	-		3,392,585
Minority common interest in Operating Partnership	(976,100)	-		(976,100)
Loss before gain on transfer of property	(8,044,355)	213,168		(7,831,187)
Gain on transfer of property to Multifamily Venture	232,704	-		232,704
Net income (loss)	(7,811,651)	$ 213,168		(7,598,483)
Preferred dividend	(6,700,814)			(6,700,814)
Net loss available to common shareholders	$ (14,512,465)			$ (14,299,297)
Loss per common share, basic and diluted	$(11.31)			$(11.14)
Weighted average number of common shares outstanding	1,283,313			1,283,313

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS

The following pro forma adjustments summarize the adjustments made to the March 31, 2005 balance sheet of the Registrant:

(a)	The assets, liabilities and stockholders equity have been reflected as if the disposition of Windward Lakes had occurred on March 31, 2005.

The Registrant sold 100% of the fee simple interest of Windward Lakes for total proceeds,

net of closing costs, of $34,587,499. The Registrant also paid off the outstanding mortgage debt on the property and in doing so, incurred a prepayment penalty in the amount of $918,774.

Cash received from the sale, net of closing costs, pay off of outstanding mortgage debt, including prepayment penalty and accrued interest, and operating pro rations are as follows:

Proceeds from Sale:	Total

Gross sales price	$ 34,725,000
Closing costs	(137,501)
Mortgage pay off	(13,169,132)
Prepayment penalty	(918,774)
Accrued interest	(55,831)
Tenant security deposits	(73,470)
Operating pro rations	(287,065)

Net cash received	$ 20,083,227

The profit and loss from the sale of the Windward Lakes, which is reflected as a pro forma adjustment to stockholders equity, is summarized as follows:

Proceeds -
Sale price	34,725,000
Closing costs	(137,501)	$ 34,587,499

Net book value of property-
Carrying value	17,822,495
Accumulated depreciation	(8,378,750)	(9,443,745)

Gain on sale of Windward Lakes		25,143,754

Other expenses related to sale -
Prepayment penalty	(918,774)
Accrued interest	(55,831)
Operating pro rations	(166,875)
Write off of deferred mortgage costs	(206,769)	(1,348,249)

Net profit and loss from sale of Windward Lakes		$ 23,795,505

BERKSHIRE INCOME REALTY, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS

(b)

The Registrant sold 100% of the fee simple interest of Windward Lakes for total proceeds of $34,725,000, net of closing costs of $137,501, pay off of outstanding mortgage debt, including prepayment penalty and accrued interest of $14,143,737, tenant security deposits of $73,470 and operating pro rations of $287,065, resulting in a pro forma net cash adjustments of $20,083,227 at March 31, 2005.

The following pro forma adjustments summarize the adjustments made to the Consolidated Statements of Operations of the Registrant for the three months ended March 31, 2005 and the year ended December 31, 2004. The pro forma adjustments reflect activity as if the sale of Windward lakes had been completed as of January 1, 2004.

(c)	Reflects a decrease in management fees based on existing asset and property management fee agreements in place with affiliates of the Registrant, calculated as follows:

Total Management Fees:

Three months ended March 31, 2005:
Windward Lakes

Property management fee	$ 30,740
Asset management fee	20,000
Total management fees	$ 50,740

Year ended December 31, 2004:
Windward Lakes

Property management fee	$ 115,675
Asset management fee	80,000
Total management fees	$ 195,675

(d)

Unless otherwise indicated by specific reference to the notes to pro forma consolidated financial statements, the results of operations presented in the Pro Forma Consolidated Statement of Operations for Windward Lakes was obtained from the historical financial statements of the Registrant.